UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    April 26, 2005

Humana Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5975                                          61-0647538
(Commission File Number)                      (IRS Employer Identification No.)

500 West Main Street, Louisville, KY                          40202
(Address of Principal Executive Offices)                         (Zip Code)

502-580-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

                 The Company's Board of Directors approved a compensation package for its newly appointed Chairman of the Board, David A. Jones, Jr., as follows: $100,000 cash compensation annually in addition to his regular director fees.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
                  W. Roy Dunbar, a newly elected director, was appointed to the Investment Committee, the Organization & Compensation Committee, and the Science & Technology Committee.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC. BY: __/s/ Arthur P. Hipwell_____________ Arthur P. Hipwell Senior Vice President and General Counsel

Dated:    April 29, 2005